Andatee China Marine Fuel Services Corporation Announces Acquisition of Qingdao Grand New Energy Co. Ltd.

BEIJING, May 28, 2014 /PRNewswire/ -- Andatee China Marine Fuel Services Corporation (NASDAQ: AMCF or “the Company”), a leading independent operator engaged in the production, storage, distribution, trading of blended marine fuel oil for cargo and fishing vessels in China, today announced its wholly-owned subsidiary, Dalian Xifa Petrochemical Co., Ltd. (Xifa), on May 19, 2014 signed a definitive agreement to acquire Qingdao Grand New Energy Co., Ltd. (Qingdao Grand), a high-tech company providing clean energy solution.

Under the terms of the agreement, Xifa will acquire privately-held Qingdao Grand for RMB476, 800 in total consideration, payable in cash. The acquisition, which is expected to be completed in the second quarter of the Company’s fiscal year 2014, is subject to the satisfaction of regulatory requirements and other customary closing conditions.

Founded in 2012, Qingdao Grand is a high-tech company engaging in R&D, production, sale and service of the air-driven products. Its products use compressed air as driving force, which can be used in irrigation, petroleum extraction, among other areas. Its primary line of business is Energy Performance Contracting.

“Green energy and energy saving technologies represent a major trend of the energy industry. Since developing green energy business is one of our long-term strategies, we anticipate this acquisition to facilitate our entry and establishment in the clean energy industry,” commented Mr. Wang Hao, Chairman and CEO of AMCF. “We anticipate addition of Qingdao Grand’s business to our current line will benefit our shareholders in the long run.”

About Andatee China Marine Fuel Services Corporation, Inc.

Andatee China Marine Fuel Services Corporation, through its subsidiaries, engages in the production, storage, distribution, and trading of blended marine fuel oil for cargo and fishing vessels in the People’s Republic of China. It also produces customer specific products using its proprietary blending technology. The company sells its products through distributors to retail customers in Tianjin City, Liaoning, Shandong, Jiangsu, and Zhejiang Provinces. Andatee China Marine Fuel Services Corporation is based in Dalian, the People’s Republic of China.

Safe Harbor Statement

This press release contains certain statements that may include "forward-looking statements." All statements other than statements of historical fact included herein are "forward-looking statements." These forward-looking statements are often identified by the use of forward-looking terminology such as "believes," “anticipates”, "expects" or similar expressions, involving known and unknown risks and uncertainties including, among others, our estimates of the Company’s ability to enter, establish and capitalize on market opportunities in the green energy sector, our ability to effectively incorporate a new business line into our existing business model, our estimates of the Company’s ability to attain and sustain growth in 2014 and beyond. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. These forward-looking statements are based upon our current expectations and projections about future events and generally relate to our plans, objectives and expectations for the development of our business. Although management believes that the plans and objectives reflected in or suggested by these forward-looking statements are reasonable, all forward-looking statements involve risks and uncertainties and actual future results may be materially different from the plans, objectives and expectations expressed in this press release. Accordingly, investors should not place any reliance on forward-looking statements as a prediction of actual results. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. The Company's actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including the risk factors discussed in the Company's periodic reports that are filed with the Securities and Exchange Commission and available on the SEC's website (http://www.sec.gov). All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these risk factors. Other than as required under the securities laws, the Company does not assume a duty to update these forward-looking statements.

Contact:

Thomas Yang

Andatee Marine Fuel Services Corporation Limited

Unit C, No. 68 West Binhai Road, Xigang District

Dalian Liaoning, China

Phone: 011-86411-8240-8219; Facsimile: 011-86411-8368-8835; Website: www.andatee.com